SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 8, 2003

TippingPoint Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15715	74-2902814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501B North Capital of Texas Highway, Austin, Texas 78731

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 681-8000

ITEM 7: Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 99.1 Revised Press Release, dated September 8, 2003

ITEM 12: Disclosure of Results of Operations and Financial Condition.

The information being furnished in this Item 12 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, in accordance with General Instruction B.6 of Form 8-K. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

On September 8, 2003, TippingPoint Technologies, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for its quarter ended July 31, 2003 and furnished that press release to the Securities and Exchange Commission on a Current Report on Form 8-K dated September 8, 2003. This Amendment No. 1 to Form 8-K furnishes a revised press release to correct the dates in the headings of the Statements of Operations. A copy of the Company’s revised press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TippingPoint Technologies, Inc.
Date: September 8, 2003
By: /s/ Michael J. Rapisand
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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Index to Exhibits

Exhibit No.	Description

99.1	Revised Press Release, dated September 8, 2003, issued by TippingPoint Technologies, Inc. (furnished and not filed for purposes of Section 18 of the Exchange Act and not deemed incorporated by reference in any filing under the Securities Act or the Exchange Act ).